PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $70.5 million construction of Soul, a 178-unit affordable housing development in St. Paul, Minnesota.

Residents of the six-story building will have access to a variety of amenities such as on-site management, indoor and outdoor recreation areas, clubroom sized for large gatherings, patio with grilling stations and lounge seating, outdoor playground, fitness center, secure bicycle storage room, pet run, and flexible work and gather space designed to provide opportunities for small group gatherings or private workspace.

HIT ROLE	As part of its Midwest@Work Initiative, the HIT will purchase a $37.3 million participation in a $49.6 million construction and bridge loan. Additionally, the HIT made a forward commitment to purchase a $27.5 million Freddie Mac mortgage security backed by the permanent loan for the project.

SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, 100% of the 178 units will be restricted to households earning less than 60% of the area median income (AMI). A portion of the three- and four-bedroom apartment units, representing 20% of the total units, will be subsidized through American Rescue Plan Act (ARPA) funds and will be restricted to residents earning 30% of AMI or less for 15 years. Families eligible for occupancy in the ARPA units will pay no more than 30% of their household income towards their monthly rent.

The project is designed to receive Enterprise Green Communities Certification (EGCC) and to meet the City of St. Paul’s Sustainable Building Policy SB2030 standards.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $64.7 Million	Total Development Cost $70.5 Million	178 Units (100% affordable)	453,570 Hours of Union Construction Work Generated	$19.3 Million Tax revenue generated	$128.7 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2022. Economic impact data is in 2022 dollars and all other figures are nominal.

PROJECT PROFILE | Soul– St. Paul, MN

“Projects like Soul create meaningful impacts. In addition to using 100% union labor to create 100% affordable units, the design prioritizes sustainability elements intended to minimize waste and reduce the carbon footprint of the building and its tenants. St. Paul has a real need for affordable housing and this Soul project will help fulfill that need!”

- Jamie McNamara, Business Manager
IBEW Local 110

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

11/2022

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com